UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

April 14, 2026

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 N. Loraine Street, Suite 1324 Midland, TX	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Corporate Officer

On April 17, 2026, New Era Energy & Digital, Inc. (the “Company”) announced that on April 14, 2026, the Board of Directors (the “Board”) of the Company appointed Andrew Casazza to serve as Chief Corporate Officer of the Company, effective April 28, 2026.

Mr. Casazza, age 58, served as co-founder, chief financial officer and a board member for Windy Cove Energy II and Pure Earth Plasma Holdings, since 2017 and 2021, respectively. Mr. Casazza has a B.A. from Claremont McKenna College.

There are no arrangements or understandings between Mr. Casazza and any other person pursuant to which Mr. Casazza was selected to serve as the Company’s Chief Corporate Officer. Mr. Casazza does not have any family relationship with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Casazza has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Casazza Employment Agreement

In connection with Mr. Casazza’s appointment as Chief Corporate Officer, the Company and Mr. Casazza entered into an employment agreement (the “Casazza Employment Agreement”), effective April 28, 2026. Under the Casazza Employment Agreement, Mr. Casazza’s annual base salary is $415,000, subject to adjustment by the Compensation Committee of the Board (the “Compensation Committee”). Mr. Casazza will have an annual target bonus opportunity of up to 40% of his annual base salary based on the achievement of specified performance goals set by the Compensation Committee. Mr. Casazza will be entitled to participate, on the same basis as other executives of the Company, in those employee benefit programs for which substantially all of the executive officers of the Company are from time to time generally eligible, as determined by the Board. Mr. Casazza may be eligible to receive grants of equity, equity-based or similar compensation awards pursuant to the Company’s Equity Incentive Plan (the “Plan”) or as otherwise approved by the Compensation Committee.

In the event of a termination by the Company without Cause or a termination by Mr. Casazza for Good Reason at any time before a Change in Control (as such terms are defined in the Employment Agreement), the Company will pay to Mr. Casazza: (i) severance compensation in an amount equal to 100% of his annual base salary, (ii) any unpaid annual target bonus earned for the prior year, (iii) a pro-rated portion of the annual target bonus for the year in which the Casazza Employment Agreement is terminated, and (iv) a lump sum payment equal to the total cost of premium payments for 12 months of coverage under the Company’s benefit plans.

In the event of a termination by the Company without Cause or a termination by Mr. Casazza for Good Reason on or after a Change in Control, the Company will pay to Mr. Casazza: (i) severance compensation in an amount equal to 150% of his annual base salary, (ii) any unpaid annual target bonus earned for the prior year, (iii) a pro-rated portion of the annual target bonus for the year in which the Employment Agreement is terminated, and (iv) a lump sum payment equal to the total cost of premium payments for 18 months of coverage under the Company’s benefit plans. Severance payments described above are contingent upon the execution of a release of claims against the Company.

The Casazza Employment Agreement also contains certain restrictive covenants, including non-competition, confidentiality and non-disparagement covenants, a covenant not to solicit clients for a period of 18-months following the termination of his employment and not to solicit employees for a period of 24 months following the termination of his employment.

Casazza RSU Award Agreement

Mr. Casazza was also granted an award of restricted stock units (“RSUs”) covering a total of 400,000 shares of the Company’s common stock which shall vest each month over a four-year period beginning on April 28, 2026 subject to Mr. Casazza’s continued employment with the Company and in accordance with the terms set forth in the Restricted Stock Unit Award Agreement, dated as of April 28, 2026, by and between the Company and Mr. Casazza (the “Casazza RSU Agreement”). The RSUs are intended to serve as inducement grants, and were not granted pursuant to the Plan.

The foregoing descriptions of the Casazza Employment Agreement and Casazza RSU Agreement do not purport to be complete and are qualified in their entirety by reference to the Casazza Employment Agreement and Casazza RSU Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The Company currently expects that its flagship project, Texas Critical Data Centers LLC, will have the potential to support up to approximately 1.4 GW of gross power production.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT	DESCRIPTION
10.1	Employment Agreement, dated April 28, 2026, by and between the Company and Andrew Casazza.
10.2	Restricted Stock Unit Award Agreement, dated April 28, 2026, by and between the Company and Andrew Casazza.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks contained in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ERA ENERGY & DIGITAL, INC.
Date: April 17, 2026
	By:	/s/ E. Will Gray II
E. Will Gray II
Chief Executive Officer

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